UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

Bioventus Inc.

(Exact name of registrant as specified in charter)

Delaware	001-37844	81-0980861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4721 Emperor Boulevard, Suite 100

Durham, North Carolina 27703

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 474-6700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common Stock, $0.001 par value per share	BVS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2021 (the “Closing Date”), Bioventus Inc. (the “Company”), through its subsidiary, Bioventus LLC (“Bioventus LLC”), entered into an agreement and plan of merger (the “Merger Agreement”) with Bioness Inc., a Delaware corporation (“Bioness”), Perseus Intermediate, Inc., a Delaware corporation and wholly-owned subsidiary of Bioventus LLC (“Perseus Intermediate”), Perseus Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Perseus Intermediate (“Merger Sub”), Alfred E. Mann Living Trust, as stockholder representative, and Mann Group, LLC, a Delaware limited liability company, for the limited purposes specified therein, which provided for, among other things, the acquisition of Bioness through a statutory merger of Merger Sub with and into Bioness (the “Merger”), with Bioness surviving the Merger as the surviving corporation and as a wholly owned subsidiary of Perseus Intermediate and an indirect subsidiary of Bioventus LLC and the Company.

Pursuant to the Merger Agreement, on the Closing Date, as consideration for the Merger, the Company paid $45,000,000, as adjusted pursuant to the terms of the Merger Agreement, and subject to the distribution and payment terms set forth therein. The Merger Agreement calls for the payment of additional sums totaling up to $65,000,000 upon achievement of certain milestones by Bioness. Specifically,

(i) $15,000,000, payable if Bioness obtains clearance by the U.S. Food and Drug Administration, under Section 510(k) of the Federal Food, Drug, and Cosmetic Act, of Bioness’s premarket notification permitting commercial distribution in the United States of the TalisMann® Pulse Generator and Receiver System (“TalisMann”) for certain indications and meets certain other specifications on or before June 30, 2022 (“Milestone 1”);

(ii) $20,000,000, payable if the cumulative net revenue from the sale of Bioness’ implantable products, including TalisMann (“Implantable Product Revenue”), equals or exceeds $55,000,000 (x) during the three year period commencing on the first commercial sale of TalisMann, provided that such sale occurs before December 31, 2022, or (y) during the period beginning on July 1, 2022 and ending on June 30, 2025 (the “Sales Milestone Period”) if Milestone 1 is not achieved before June 30, 2022 or the first sale of TalisMann does not occur before December 31, 2022;

(iii) a sum equal to 40% of Implantable Product Revenue in excess of $55,000,000 during the Sales Milestone Period, paid on a quarterly basis, up to an aggregate amount of $10,000,000; and

(iv) $20,000,000, payable if, on December 31, 2024, Bioness has Centers for Medicare and Medicaid Services coverage and reimbursement for TalisMann at certain specified levels.

The above milestone payments will accelerate and become immediately payable upon certain specified events during any of the Milestone Payment Periods (as defined in the Merger Agreement), including a change of control of Bioness or a sale of substantially all of the assets of the Implantables Business (as defined in the Merger Agreement).

The Merger Agreement also contains customary representations and warranties. Except for the fundamental representations identified in the Merger Agreement, the representations and warranties of Bioness in the Merger Agreement did not survive the Closing Date, and Bioventus LLC and Perseus Intermediate obtained a buyers-side representation and warranty insurance policy solely for the benefit of the Company and its subsidiaries related to losses that may arise from breaches of Bioness’ representations and warranties contained in the Merger Agreement and certain other matters. The representation and warranty insurance policy is subject to certain policy limits, exclusions, deductibles and other customary terms and conditions.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 30, 2021, the Company issued a press release announcing the Merger and that the Company expects full year net sales for the twelve months ending December 31, 2021 to be between $390 to $402 million, including Bioness’ anticipated net sales from the Closing Date. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Important Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K, including the exhibits hereto, that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements concerning our business strategy, operations and market opportunities, financial guidance, expected financial performance and condition of Bioness and the Company, including as a result of the acquisition of Bioness, and estimated total addressable market for Bioness medical devices. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results to differ materially from those contemplated in this press release include, but are not limited to, statements about the adverse impacts on our business as a result of the COVID-19 pandemic; our dependence on a limited number of products; our ability to develop, acquire and commercialize new products, line extensions or expanded indications; the continued and future acceptance of our existing portfolio of products and any new products, line extensions or expanded indications by physicians, patients, third-party payers and others in the medical community; our ability to differentiate the hyaluronic acid (“HA”) viscosupplementation therapies we own or distribute from alternative therapies for the treatment of osteoarthritic; the proposed down-classification of non-invasive bone growth stimulators, including our Exogen system, by the FDA; our ability to achieve and maintain adequate levels of coverage and/or reimbursement for our products, the procedures using our products, or any future products we may seek to commercialize; our ability to complete acquisitions or successfully integrate new businesses, products or technologies in a cost-effective and non-disruptive manner; competition against other companies; the negative impact on our ability to market our HA products due to the reclassification of HA products from medical devices to drugs in the United States by the FDA; our ability to attract, retain and motivate our senior management and qualified personnel; our ability to continue to research, develop and manufacture our products if our facilities are damaged or become inoperable; failure to comply with the extensive government regulations related to our products and operations; enforcement actions if we engage in improper claims submission practices or in improper marketing or promotion of our products; the FDA regulatory process and our ability to obtain and maintain required regulatory clearances and approvals; failure to comply with the government regulations that apply to our human cells, tissues and cellular or tissue-based products; the clinical studies of any of our future products that do not product results necessary to support regulatory clearance or approval in the United States or elsewhere; and the other risks identified in the Risk Factors section of the Company’s Annual Report on Form 10-K for the period ended December 31, 2020, as such factors may be updated from time to time in the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of the Company’s website at ir.bioventus.com. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ materially from those set forth in the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Agreement and plan of merger, dated as of March 30, 2021, by and among Bioventus LLC, Bioness Inc., Perseus Intermediate, Inc., Perseus Merger Sub, Inc., Alfred E. Mann Living Trust and Mann Group, LLC.

99.1	Press Release dated March 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVENTUS INC.

Date: March 30, 2021	By:	/s/ Anthony D’Adamio
Anthony D’Adamio
Senior Vice President and General Counsel